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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 21, 2003
                                                          ---------------

                          LEUCADIA NATIONAL CORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                1-9922                             13-2615557
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      (Commission File Number)        (I.R.S. Employer Identification No.)

       315 PARK AVENUE SOUTH                         10010
           NEW YORK, N.Y.                          ---------
  --------------------------------------           (Zip Code)
 (Address of Principal Executive Offices)

                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.    Other Events.
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           On August 21, 2003, Leucadia National Corporation ("Leucadia") and
WilTel Communications Group, Inc. ("WilTel") issued a joint press release announcing board approval and execution of an Agreement and Plan of Merger providing for the merger of a subsidiary of Leucadia into WilTel, with WilTel as the surviving corporation.

           Under the terms of the merger agreement, Leucadia will first commence an exchange offer in which tendering WilTel stockholders will receive 0.4242 of a Leucadia common share and one contingent sale right for each share of WilTel common stock tendered in the offer. The exchange offer, if consummated, will be followed by a back-end merger for the same consideration as offered in the exchange offer. In general, the contingent sale rights give WilTel stockholders the opportunity to receive additional Leucadia common shares if Leucadia sells substantially all of WilTel's assets or outstanding shares of capital stock prior to October 15, 2004 (which Leucadia has no plans to do) and the net proceeds from such sale exceeds the valuation in this transaction accorded to WilTel's equity.

           Consummation of the transaction is subject to the condition that there be validly tendered (and not withdrawn) at least a majority of the shares of WilTel's outstanding common stock not owned by Leucadia, receipt of certain regulatory approvals and other customary conditions. A copy of the Agreement and Plan of Merger and the press release are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.



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Item 7.    Financial Statements and Exhibits.
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           (c)       Exhibits.
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           2.1      Agreement and Plan of Merger, dated as of August 21, 2003, among Leucadia National Corporation, Wrangler Acquisition Corp. and WilTel Communications Group, Inc.

           99.1 Press release of Leucadia National Corporation and WilTel Communications Group, Inc. dated August 21, 2003.





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEUCADIA NATIONAL CORPORATION



                                            By:  /s/ Joseph A. Orlando
                                                --------------------------------
                                                 Name: Joseph A. Orlando
                                                 Title: Vice President and CFO

Date:  August 22, 2003



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
                                  EXHIBIT INDEX
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2.1       Agreement and Plan of Merger, dated as of August 21, 2003, among
          Leucadia National Corporation, Wrangler Acquisition Corp. and WilTel Communications Group, Inc.

99.1 Press release of Leucadia National Corporation and WilTel Communications Group, Inc. dated August 21, 2003.